Exhibit 99.2

Rapid7 Announces Upsized Pricing of $260 Million Convertible Senior Notes Offering

BOSTON, MA, September 6, 2023 – Rapid7, Inc. (“Rapid7”) (Nasdaq: RPD) today announced the pricing of $260.0 million aggregate principal amount of 1.25% convertible senior notes due 2029 (the “notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the offering was increased from the previously announced offering size of $250.0 million. Rapid7 also granted the initial purchasers of the notes an option to purchase up to an additional $40.0 million aggregate principal amount of notes. The sale of the notes is expected to close on September 8, 2023, subject to customary closing conditions.

The notes will be general unsecured obligations of Rapid7 and will accrue interest payable semiannually in arrears on March 15 and September 15 of each year, beginning on March 15, 2024, at a rate of 1.25% per year. The notes will mature on March 15, 2029, unless earlier converted, redeemed or repurchased. The initial conversion rate will be 15.4213 shares of Rapid7’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $64.85 per share of Rapid7’s common stock). The initial conversion price of the notes represents a premium of approximately 32.50% over the last reported sale price of Rapid7’s common stock on September 5, 2023. The notes will be convertible into cash, shares of Rapid7’s common stock or a combination of cash and shares of Rapid7’s common stock, at Rapid7’s election.

Rapid7 may redeem for cash all or any portion of the notes (subject to certain limitations), at its option on or after September 21, 2026 and prior to the 21st scheduled trading day immediately preceding the maturity date, if the last reported sale price of Rapid7’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which Rapid7 provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Rapid7 provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If Rapid7 undergoes a “fundamental change” (as defined in the indenture governing the notes), subject to certain conditions and exceptions, noteholders may require Rapid7 to repurchase for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to the maturity date or if Rapid7 delivers a notice of redemption, Rapid7 will, in certain circumstances, increase the conversion rate for a noteholder who elects to convert its notes in connection with such a corporate event or convert its notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be.

Rapid7 estimates that the net proceeds from the offering will be approximately $253.0 million (or approximately $292.0 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discount and estimated expenses payable by Rapid7. Rapid7 expects to use approximately $201.5 million of the aggregate net proceeds from the offering to repurchase $184.0 million aggregate principal amount of its outstanding 2.25% Convertible Senior Notes due 2025 (the “2025 notes”), including accrued and unpaid interest on the 2025 notes, in separate and privately negotiated transactions entered into concurrently with the pricing of the offering. Rapid7 also expects to use approximately $31.7 million of the net proceeds from the offering to pay the cost of the capped call transactions described below. If the option to purchase additional notes is exercised by the initial purchasers in full, Rapid7 expects to use approximately $4.9 million of the net proceeds from the sale of such additional notes to enter into additional capped call transactions.

Rapid7 expects to use the remainder of the net proceeds for general corporate purposes, which may include continued investment in its sales and marketing efforts, product development, general and administrative matters, and working capital. Rapid7 may also use a portion of the proceeds from this offering for acquisitions or strategic investments in complementary businesses or technologies, although it does not currently have any plans for any such acquisitions or investments.

In connection with any repurchase of the 2025 notes, Rapid7 expects that holders of the outstanding 2025 notes that have hedged their equity price risk with respect to the 2025 notes (the “hedged holders”) will, concurrently with the pricing of the notes, unwind their hedge positions by buying Rapid7’s common stock and/or entering into or unwinding various derivative transactions with respect to Rapid7’s common stock. The amount of Rapid7’s common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of its common stock. This activity by the hedged holders may have resulted in an increase in the effective conversion price of the notes.

In connection with the pricing of the notes, Rapid7 entered into capped call transactions with certain financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Rapid7’s common stock that initially underlie the notes. The capped call transactions are expected to offset the potential dilution to Rapid7’s common stock as a result of any conversion of notes, with such offset subject to a cap initially equal to $97.88 (which represents a premium of 100% over the last reported sale price of Rapid7’s common stock on September 5, 2023). If the initial purchasers exercise their option to purchase additional notes, Rapid7 expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, Rapid7 has been advised that the option counterparties and/or their respective affiliates expect to enter into various derivative transactions with respect to Rapid7’s common stock concurrently with or shortly after the pricing of the notes and/or purchase shares of Rapid7’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Rapid7’s common stock or the notes at that time.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Rapid7’s common stock and/or purchasing or selling Rapid7’s common stock or other securities of Rapid7 in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 20 trading day period beginning on the 21st scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Rapid7’s common stock or the notes, which could affect a noteholder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that a noteholder will receive upon conversion of such notes.

Neither the notes, nor any shares of Rapid7’s common stock issuable upon conversion of the notes, have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Rapid7

Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 11,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the expected closing of the offering, the potential dilution to Rapid7’s common stock and the anticipated use of net proceeds from the offering. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, effectiveness of our restructuring plan, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customer’s subscriptions, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023, particularly in the section entitled “Item 1.A Risk Factors,” and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Investor contact:

Elizabeth Chwalk

Director, Investor Relations

investors@rapid7.com

(617) 865-4277

Press contact:

Kelly Crummey

Corporate Communications

press@rapid7.com

(617) 921-8089

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